Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of ISB Financial Corp. (“ISBF”) and MidWestOne Financial Group (“MWFG”) and has been prepared to illustrate the effects of the merger of MWFG with and into ISBF, as described in the pro forma financial statements, under the purchase method of accounting and the adjustments as described in the accompanying notes to the unaudited pro forma combined condensed consolidated financial statements.

The unaudited pro forma consolidated balance sheet reflects the historical position of ISBF and MWFG at December 31, 2007 with pro forma adjustments based on the assumption that the merger was consummated on that date. The unaudited pro forma consolidated statement of income for December 31, 2007 assumes that the merger was completed on January 1, 2007. Although the pro forma statements assume merger dates earlier than actual, wherever possible, amounts reflective of actual merger date events are utilized within these pro forma statements.

The unaudited pro forma financial statements are not necessarily indicative of either the results of operations or financial condition that would have been achieved had the merger in fact occurred on the dates indicated, nor do they purport to be indicative of results of operations or financial condition that may be achieved in the future by the combined company. The unaudited pro forma earnings amounts do not reflect any potential earnings enhancements or cost reductions that may result from the consolidation of ISBF and MWFG operations and are not necessarily indicative of the results expected of future combined operations. We cannot give any assurances with respect to the ultimate level of earnings enhancements or cost reductions to be realized. Further, consistent with applicable accounting guidelines, all purchase accounting adjustments are subject to revision for a period of up to one-year from the date of the date of the merger as additional information becomes available that would affect our original purchase price allocations.

The unaudited pro forma financial statements and related footnotes should be read in conjunction with, and are qualified in their entirety by, the consolidated financial statements and accompanying notes of each of ISBF’s Annual Report to Shareholders for the year ended December 31, 2007 and MWFG’s Annual Report on Form 10-K for the year ended December 31, 2007.

MIDWESTONE FINANCIAL GROUP, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

As of December 31, 2007

(dollars in thousands, except per share data)

	Historical		Pro Forma Before Entries	Purchase Accounting Adjustments				Pro Forma After Entries
	ISBF	MidWestOne		Debits		Credits
Assets
Cash and due from banks	$16,378	$26,128	$42,506	$—		$2,364	(m),(n)	$40,142
Federal funds sold	17,842	—	17,842	—		—		17,842
Investment securities	232,220	86,681	318,901	217	(a)	—		319,118
Loans (net of unearned interest)	401,554	536,051	937,605	—		9,429	(b),(p)	928,176
Allowance for loan losses	(5,466)	(5,348)	(10,814)	1,047	(p)	—		(9,767)

Net loans	396,088	530,703	926,791	1,047		9,429		918,409
Loan pool participations	—	93,058	93,058	—		1,237	(c)	91,821
Premises and equipment	11,802	13,927	25,729	2,000	(d)	—		27,729
Loans held for sale	2,709	—	2,709	—		—		2,709
Other real estate owned	—	1,303	1,303	—		—		1,303
Goodwill	4,356	13,405	17,761	30,340	(o)	13,405	(e)	34,696
Core deposit intangible	—	410	410	10,138	(k)	410	(e)	10,138
Other intangibles	268	466	734	451	(l)	466	(e)	719
Other assets (includes deferred taxes)	20,320	18,380	38,700	1,248	(j)	—		39,948

Total assets	$701,983	$784,461	$1,486,444	$45,441		$27,311		$1,504,574

Liabilities and Stockholders’ Equity

Liabilities
Deposits:
Non-interest bearing	$66,340	$65,492	$131,832	$—		$—		$131,832
Interest-bearing	460,275	509,297	969,572	—		105	(f)	969,677

Total deposits	526,615	574,789	1,101,404	—		105		1,101,509
Federal funds purchased and securities
sold under agreements to repurchase	45,997	35,725	81,722	—		—		81,722
Federal Home Loan Bank advances	47,000	85,600	132,600	602	(g)	—		131,998
Trust preferred securities	—	15,464	15,464	—		312	(h)	15,776
Other liabilities	4,979	8,328	13,307	—		—		13,307

Total liabilities	$624,591	$719,906	$1,344,497	$602		$417		$1,344,312

Stockholders’ Equity
Common stock	$5,165	$24,564	29,729	24,564	(i)	3,520	(n)	$8,685
Surplus	100	13,233	13,333	13,233	(i)	79,350	(n)	79,450
Retained earnings	72,333	44,043	116,376	44,043	(i)	—		72,333
Accumulated other comprehensive income (loss)	(206)	165	(41)	165	(i)	—		(206)

Total stockholders’ equity before treasury	77,392	82,005	159,397	82,005		82,870		160,262
stock			—
Treasury stock	—	(17,450)	(17,450)			17,450	(i)	—

Total stockholders’ equity	77,392	64,555	141,947	82,005		100,320		160,262

Total liabilities and stockholders’ equity	$701,983	$784,461	$1,486,444	$82,607		$100,737		$1,504,574

See Notes to Unaudited Pro Forma Combined Financial Statements

Following are estimates and assumptions for purchase accounting adjustments. Actual adjustments will be determined at transaction date and may differ significantly from this pro forma disclosure.

(a)	Increase carrying value of MidWestOne’s held-to-maturity investment securities by $ 217,000 to fair market value; fair market value adjustment to be amortized over remaining life for each security on a level-yield basis.

(b)	Reduce carrying value of MidWestOne’s loans to fair market value and removes previously-deferred loan origination fees; fair market value adjustment to be accreted over average life of portfolio on a level-yield basis.

(c)	Reduce carrying value of MidWestOne’s loan pool participations to fair market value; fair market value adjustment to be accreted over average life of portfolio on a level-yield basis.

(d)	Increase carrying value of MidWestOne’s premises and equipment to fair market value; estimated fair market value adjustment to be amortized on straight-line basis over 15 years.

(e)	Eliminate existing MidWestOne goodwill, core deposit, and customer list intangible asset.

(f)	Adjust MidWestOne time deposits to fair market value; estimated fair market value adjustment to be accreted over the average life of time deposit portfolio on a level-yield basis.

(g)	Adjust FHLB advances to fair market value; estimate fair market value adjustment to be accreted on individual advances over remaining term on a level-yield basis.

(h)	Adjust Junior subordinated debentures to fair market value; estimate fair market value adjustment to be amortized over the remaining term on a level-yield basis.

(i)	Eliminate MidWestOne stockholders’ equity.

(j)	Net impact of deferred tax entries on purchase accounting adjustments.

(k)	Record core deposit intangible, estimated at 4% of MidWestOne deposits, excluding certificates of deposit, anticipated to be amortized on an accelerated method over 10 year period.

Amortization
Year 1	$1,843
Year 2	1,659
Year 3	1,475
Year 4	1,290
Year 5	1,106
Year 6	922
Year 7	737
Year 8	553
Year 9	369
Year 10	184

$10,138

(l)	Record customer list intangible, anticipated to be amortized on an accelerated basis over 5 year period.

Amortization
Year 1	$151
Year 2	121
Year 3	90
Year 4	60
Year 5	30

$452

(m)	Additional cash merger costs expected by ISB Financial and MidWestOne.

(n)	MidWestOne shares outstanding as of March 14, 2008	3,705,170
	Fixed exchange ratio per merger agreement	0.95

	Total ISB Financial common shares to be issued	3,519,912
	Fair value per share of ISB Financial stock	$23.23

	Fair value of stock consideration (dollars in thousands)	$81,768

	MidWestOne stock options outstanding	417,032
	Fixed exchange ratio per merger agreement	0.95

	ISB Financial options to be granted	396,180
	Estimated per share fair value of ISB Financial stock options to be granted	$2.79

	Fair value of stock option consideration (dollars in thousands)	1,105

	Total Stock and Stock Option Consideration (dollars in thousands)	82,873

	Merger costs incurred by ISB Financial:
	Professional fees (legal and accounting)	541
	Investment banking fees	300
	Proxy printing	124
	Stock registration	103
	Consulting & miscellaneous	46

	ISB Financial capitalized merger expenses	$1,114

	Total Purchase Price	83,987

	MidWestOne Equity prior to Transaction	64,555
	Merger expenses	1,249
	Pre-existing goodwill and other intangibles	(14,281)

	Adjusted Equity @ closing	51,523

	Purchase price to be allocated	32,464

	HTM Investment fair market value adjustment	217
	Loans fair market value adjustment	(8,382)
	Purchased Loan Pools fair market value adjustment	(1,237)
	Premises and equipment fair market value adjustment	2,000
	Time deposit fair market value adjustment	(105)
	FHLB advances fair market value adjustment	602
	Junior subordinated debenture fair market value adjustment	(312)
	Core deposit intangible	10,138
	MidwestOne Investment Service customer list	149
	MidWestOne Insurance Service customer list	302
	less Deferred Tax Asset/Liability on above	(1,248)

	Purchase Accounting Adjustments	2,124

	Goodwill	30,340

	Par value of common shares to be issued ($1/share)	3,520
	Addition to surplus on common stock to be issued	78,248
	Reduction to surplus for fractional shares issued	(3)
	Addition to surplus on fair value of stock options to be issued	1,105

	Net increase in Shareholders’ Equity	82,870

(o)	Estimated goodwill related to total transaction cost in excess of net assets acquired: refer to (n).

(p)	Reduce carrying value of MidWestOne’s FAS 114 impaired loans to fair market value.

MIDWESTONE FINANCIAL GROUP, INC.

UNAUDITED PRO FORMA STATEMENT OF INCOME

For the Year Ended December 31, 2007

(dollars in thousands, except per share data)

				Purchase Accounting
			Pro Forma	Transaction				Pro Forma
	Historical		Before	Adjustments				After
	ISBF	MidWestOne	Entries	Debits		Credits		Entries
Interest Income
Loans	$27,564	$38,640	$66,204	$—		$1,197	(b)	67,401
Loan pool participations	—	7,802	7,802	—		247	(c)	8,049
Securities	10,193	3,725	13,918	44	(a)			13,874
Federal funds sold and other	548	99	647	—		—		647

Total Interest Income	38,305	50,266	88,571	44		1,444		89,971

Interest Expense
Deposits	14,798	19,716	34,514	—		105	(e)	34,409
Federal funds purchased and repurchase agreements and short-term borrowings	2,114	491	2,605	—		—		2,605
Federal Home Loan Bank advances	2,023	4,584	6,607	301	(f)	—		6,908
Long-term debt	103	308	411	—		—		411
Junior subordinated debt owed to unconsolidated trusts	—	1,251	1,251	—		10	(g)	1,241

Total Interest Expense	19,038	26,350	45,388	301		115		45,574

Net interest income before provision
for loan losses	19,267	23,916	43,183	345		1,559		44,397

Provision for loan losses	500	982	1,482	—		—		1,482
Net interest income after provision

for loan losses	18,767	22,934	41,701	345		1,559		42,915

Noninterest income
Trust and investment fees	3,688	815	4,503	—		—		4,503
Service charges on deposit accounts	2,082	2,113	4,195	—		—		4,195
Gain on sale of mortgage loans and servicing fees	1,208	552	1,760	—		—		1,760
Other service fees and commissions	2,084	2,460	4,544	—		—		4,544
Investment securities gains (losses), net	(256)	(40)	(296)	—		—		(296)

Total noninterest income	8,806	5,900	14,706	—		—		14,706

Noninterest expense
Salaries and employee benefits	10,926	12,401	23,327	—				23,327
Occupancy	1,353	3,492	4,845	133	(d)	—		4,978
Equipment	1,625	1,588	3,213	—		—		3,213
Office supplies, postage, and telephone	1,013	662	1,675	—		—		1,675
Other	3,703	4,276	7,979	1,994	(h),(l)	252	(j)	9,721

Total other expenses	18,620	22,419	41,039	2,127		252		42,914

Income before taxes	8,953	6,415	15,368	2,472		1,811		14,707
Income taxes	2,305	2,153	4,458	—		245	(k)	4,213

Net Income	$6,648	$4,262	$10,910	$2,472		$2,056		$10,494

Net income for common stockholders	$6,648	$4,262						$10,494

Basic earnings per common share	$1.29	$1.15						$1.21

Diluted earnings per common share	$1.29	$1.14						$1.20

Basic weighted average common shares outstanding	5,170,898	3,702,159		3,702,159		3,519,788		8,690,686

Diluted weighted average common shares outstanding	5,172,558	3,735,618						8,722,472

See Notes to Unaudited Pro Forma Combined Financial Statements

Following are estimates and assumptions for purchase accounting adjustments for Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2007. Actual adjustments will be determined at the completion of the fair market valuation and may differ significantly from this pro forma disclosure.

(a)	Amortization of purchase accounting adjustment on investments acquired over expected five-year life.	44

(b)	Accretion of purchase accounting adjustment on acquired loans over expected seven-year life.	(1,197)

(c)	Accretion of purchase accounting adjustment on acquired loan pools over expected five-year life.	(247)

(d)	Amortization of purchase accounting adjustment on acquired premises and equipment on straight- line basis over estimated remaining life of 15 years.	133

(e)	Accretion of purchase accounting adjustment on time deposits over expected one-year life.	(105)

(f)	Amortization of purchase accounting adjustment on FHLB advances over expected two-year life.	301

(g)	Accretion of purchase accounting adjustment on trust preferred securities over 30 year term.	(10)

(h)	Amortization of core deposit intangible on accelerated basis over expected ten-year life.	1,843

(i)	Amortization of customer list intangible on accelerated basis over expected five-year life	151

(j)	Elimination of amortization expense on existing MidWestOne intangible assets	(252)

(k)	Tax benefit of amortization and accretion of purchase accounting adjustments assuming a combined marginal tax rate of 37%.	(245)